EXHIBIT 10.1(A)

                              MARCIA BARBOSA SERRA
             Tradutora Publica Juramentada e Interprete Comercial
              Sworn Public Translator and Commercial Interpreter
                 Rua Aperana, 38 apt 301 - Leblon - 22450-190
                       ISS: 1261003-00 - CIC: 606442227-00
                                 Tel.: 274-3844

I, the undersigned, Sworn Public Translator and Commercial Interpreter in and for this City and State of Rio de Janeiro, Federative Republic of Brazil, registered at the Commercial Board of Rio de Janeiro under Number 97, do hereby CERTIFY and ATTEST that a document in the Portuguese Language was submitted to me for translation into English, which I performed according to my Office, as follows:

                             Translation No. 2661/98

(On paper with letter of PETROBRAS.)./.

           RIDER No. 01 FOR THE ASSIGNMENT OF RIGHTS
           AND OBLIGATIONS ARISING FROM CONTRACT
           101.2.155.97-9, ENTERED INTO BETWEEN
           MARITIMA PETROLEO E ENGENHARIA LTDA.,
           SUCCESSOR OF MARITIMA NAVEGACAO E
           ENGENHARIA LTDA., and PETRODRILL SEVEN
           LTD., WITH THE CONSENT OF PETROLEO
           BRASILEIRO S.A.-PETROBRAS./.

PETROLEO BRASILEIRO S.A. - PETROBRAS, a mixed economy company, with head office at Av. Republica do Chile 65, in the City of Rio de Janeiro, State of Rio de Janeiro, Federative Republic of Brazil, enrolled in the General Taxpayers Registry of the Ministry of Finance under No. 33.000.167/0001 01, henceforth called PETROBRAS, represented herein by the Executive Superintendent of Exploration and Production, Luiz Eduardo G. Carneiro, and the Company MARITIMA PETROLEO E ENGENHARIA LTDA., successor of MARITIMA NAVEGACAO E ENGENHARIA LTDA., with head office at Av. Almirante Barroso, 52, Group 3400, City of Rio de Janeiro, Federative Republic of Brazil, enrolled in the General Taxpayers Registry of the Ministry of Finance under No. 46.828.596/0001/13, henceforth called the ASSIGNOR, represented herein by its President, German Efromovich, and the company PETRODRILL SEVEN LTD., with head office in Omar Hodge Building, Wickhams Cay, Road Town, Tortola, Ilhas Virgens Britanicas, henceforth called the ASSIGNEE, represented herein by its Director, German Efromovich, have agreed to add a rider to contract 101.2.155.97-9 (AMETHYST 7), according to the following clauses and conditions:/.

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FIRST CLAUSE OBJECT./.

1.       The present Rider has as its object:/.

1.1.1 The total assignment, as of the date of the signature of this Rider, henceforth called the ASSIGNMENT DATE, by the ASSIGNOR to the ASSIGNEE of the rights and obligations arising from Contract No. 101.2.155.97-9 and its Attachments./.

1.1.2. To change the contract value foreseen in item 5.2 of the Fifth Clause-PRICES AND VALUE./.

1.1.3.   To change the redaction of the Seventh Clause-FORM OF PAYMENT./.

1.1.4.   To change the Fourth Clause-PETROBRAS OBLIGATIONS, including item
         4.12./.

SECOND CLAUSE-RESPONSIBILITY./.

2.1. The ASSIGNEE, as of the ASSIGNMENT DATE, becomes the CONTRACTOR, being liable, before PETROBRAS for the fulfillment of all contract obligations undertaken by the ASSIGNOR, and will also have all rights arising from the Contract./.

2.2. The ASSIGNEE is liable before PETROBRAS for the fulfillment of all contract obligations undertaken by the ASSIGNOR in the Contract, as well as for eventual losses and damages arising from its acts or omissions./.

2.3. The ASSIGNOR will be jointly liable with the ASSIGNEE for the complete fulfillment of all obligations arising from the Contract./.

2.4. The ASSIGNOR, as of the ASSIGNMENT DATE, will have no right arising from the Contract, giving PETROBRAS, full and complete acquittance for any and all contract value./.

THIRD CLAUSE-PRICES AND VALUE./.

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3.1. The redaction of item 5.2 and its

           subitems becomes:/.

           "5.2. The total estimated value of the present Contract becomes US$ 317,145,762.45 (three hundred and seventeen million, one hundred and forty-five thousand, seven hundred and sixty-two dollars and forty-five cents), equivalent to R$

                  348,035,759.91 (three hundred

                  forty-eight million, thirty-five thousand, seven hundred and fifty-nine reais and ninety-one cents), converted at the exchange rate of R$ 1,0974/US$1,00, referring to the following charges:/.

3.2. Item 5.5 is included with the following

         redaction:/.

          "5.5. Besides the value mentioned in
          5.2, the appropriation of
          US$100,000.00 is foreseen for the
          payment of eventual
          reimbursements"./.

FOURTH CLAUSE-PETROBRAS' OBLIGATIONS./.

4.1. Item 4.12 is included, with the following

         redaction:/.

          "4.12. To adopt the measures necessary for the request to register this Contract at the Central Bank of Brazil, immediately after the receipt of the legal documents, the supply of which is the CONTRACTOR's responsibility.".

FIFTH CLAUSE-FORM OF PAYMENT./.

5.1. The redaction of the Seventh Clause is changed to:/.

          "7.1 The payments of the rates foreseen in Attachment II and Attachment III shall be made by PETROBRAS to the CONTRACTOR in American Dollars, by bank remittance to a bank account abroad it indicates, after the present Contract is registered at the Central Bank of Brazil, 30 (thirty) days as of the date of the end of the measuring period considered, provided the CONTRACTOR has fulfilled the time limits set forth in subitem 6.3.1., for the submittal of the collection documents at the docket of the Financial Department indicated by PETROBRAS, with exception of the provision appearing in subitem 7.2.4./.

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          7.1.1. For the reimbursable expenses foreseen in this Contract, the instructions contained in item 7.4 and their developments should be complied with, and the payments will be made in the currency of origin of said expenses, within 30 (thirty) days after the submittal of the collection documents at the docket of the Financial Department indicated by PETROBRAS./.

          7.1.2. Collection documents comprise any type of billing, such as:
          Invoice, Invoice with separate Bill of Sale, Service Invoice, besides others foreseen in fiscal laws./.

         7.1.3. For payment purposes, the CONTRACTOR shall supply the Contract Manager, after its signature, the following information:/.

               a)   Bank name and number;/.

               b)   Bank branch name and code;/.

               c)   Bank branch address;/.

               d)   CONTRACTOR's current account number./

             7.1.3.1. Whenever a billing is submitted with information different from those indicated in subitem 7.1.3, these changes will only be considered if accompanied by a formal communication by the CONTRACTOR and shall prevail only for the specific purpose of such payment.

         7.2. The collection documents shall be issued without erasures, complying with the pertinent laws in force, for submittal at the Financial Department indicated in item 7.1 of this Clause, in its original copy, accompanied by 1 (one) copy of the respective Measurement Bulletin (MB), and/or Reimbursement Document (RD), as the case may be, duly approved by this contract's Manager, containing, obligatorily, but not exclusively, the following information:/.

                a)   Number of the collection document;/.

                b)   Place and date of its issuing;/.

                c)   Brief description of the object of this Contract;/.

                d)   Indication of the number and date of this Contract;/.

                e) Indication of the month/year or period which the collection document refers to;/.

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                f)   Number and date of the Measurement Bulletin (MB) and/or
                     Reimbursement Document (RD)./.

                g) Place of the rendering and/or execution of the chartering. In the event the chartering has been rendered in different locations, its value should be broken down by locations of performance and the period in which it was rendered at each of the locations shall be indicated;/.

                h) Gross amount of the collection document, by numbers and in writing;/.

                i)   Place for payment purpose, as provided for in subitem
                     7.1.3 of this Clause;/.

                j) Signature by the CONTRACTOR'S representative, accredited before PETROBRAS, above his/her name and position typewritten or above the CONTRACTOR'S company stamp identifying him/her;/.

                l) In case of Rider or Letter of Agreement to the Contract which implies in payments, mention its number and date of signature, besides the data above./.

            7.2.1. The omission of any of the above mentioned data will cause, within 5 (five) working days, the return of the collection documents by PETROBRAS' Financial Department./.

            7.2.2. If the above situation occurs and in case the collection document shows errors, it will be returned to the CONTRACTOR, and the time limits for the payment foreseen in item 7.1 and subitem 7.1.1 shall be added to the period that becomes necessary for the explanation and re-submittal of the collection document./.

             7.2.2.1. The above mentioned condition also applies in case the collection document is submitted in another department, and not as indicated in item 7.1./.

            7.2.3. Independent of the data above, the invoices in foreign currency shall be also submitted in the Portuguese language , or if issued abroad, they shall be notarizes at the Brazilian Consulate, under which jurisdiction the CONTRACTOR is located, and translated by a sworn public translator./.

7.2.4. The CONTRACTOR shall, obligatorily, submit monthly, together with the invoice, the payroll of the CONTRACTOR's Brazilian crew who are involved in the chartering object of this Contract, as well as with a photocopy of the GRPS (Social Security Payment Slip), duly settled and authenticated, with the data identifying the entity to whom the service was rendered being obligatorily filled out, informing in field 8 of the GRPS (other information) PETROBRAS' name and CGC, number, date, and amount of the invoice or bill of sale referring to the chartering rendered in the month, subitems 8.9, 10.1.15, and 10.1.16 being also complied with./.

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7.3.     The collection documents referring to reimbursements shall also be issued, itemizing, individually, the reimbursable expenses, their total amount, such itemization also to appear in the respective Reimbursement Document (RD)./.

7.3.1. The original vouchers of the reimbursable expenses due to the CONTRACTOR, by force of the contract instrument, shall be previously submitted to the Contract Manager, for checking, besides being duly paid for by the respective supplier or service rendered, when such is the case./.

7.3.1.1. In the event the original vouchers cannot remain in PETROBRAS' possession, copies thereof may be submitted, which shall be checked by the Contract Manager, and the following text is to be placed on each original document: "COPY SUBMITTED FOR REIMBURSEMENT ON (specify date)", followed by the signature and identification by name, position and registry number, and the original are to be returned to the CONTRACTOR.
 In the copies that are in PETROBRAS' possession, the following text will be place on each document: "CHECKED WITH THE ORIGINAL ON (specify the data)" and the Contract Manager will sign, identifying the signature by name, position and registry number./.

 7.3.1.2. The receipt, duly made formal by PETROBRAS, of any reimbursable expense voucher, does not represent the recognition of debt, nor the proof that the expense has been made./.

 7.3.2. The collection of reimbursable expenses can only be made by means of issuing and submittal, by the CONTRACTOR, of the Bill of Sale for the equipment and accessories, with the respective Reimbursement Document (RD) duly attached thereto, and previously approved by the Contract Manager./.

 7.3.2.1. The submittal of the collection document mentioned in subitem 7.3.2, shall comply with the provisions appearing in items 7.1. and
             7.2 of this Clause./.

 7.3.2.2. The vouchers shall be legal documents to explain doubts referring to the collections, which shall be settled, as a last resort, by PETROBRAS' Disbursement Office, who will be in possession of the vouchers approved by PETROBRAS to prepare the payment process./.

 7.4. Eventual payments made for more or for less by PETROBRAS shall be compensated as soon as they are detected, by issuing the Debit/ Credit Notes, as the case may be./.

7.5. The amounts corresponding to reimbursable expenses, without budget allotment foreseen in this contract instrument, do not burden this contract's estimated total, but should, however, be foreseen in the Budget Programs of the Executive Superintendence of Exploration and Production (E&P)./.

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          7.6.     The collection documents submitted by the CONTRACTOR, as well as the final collection document, shall be paid with the deduction of amounts that, at any title, under the conditions set forth in the contract, or others specially agreed upon, that are due to PETROBRAS./.

          7.7. The CONTRACTOR agrees that, at PETROBRAS exclusive option, the present Contract can be paid by means of third party financing, provided the time limits, currency amounts, and place of payment, and the CONTRACTOR's rights foreseen in this Contract, are complied with"./.

SIXTH CLAUSE-RESPONSIBILITY./.

6.1 The present rider brinds the parties as of the date of its signature and enters in force as of the ASSIGNMENT DATE./.

SEVENTH CLAUSE-RATIFICATION./.

 7.1. PETROBRAS, the ASSIGNOR and the ASSIGNEE ratify the terms and conditions of the Contract that are not incompatible with the provisions of this instrument./.

     And being thus agreed, the parties sign the present Rider in 4 (four) copies of the same tenor and fashion, together with the witnesses below./.

Rio de Janeiro, July 10, 1998./.

(Signed:) (Illegible)-Luiz Eduardo G. Carneiro./.
Executive Superintendent of Exploration and Production South-Southeast./. PETROLEO BRASILEIRO S.A./.
(Signed:) (Illegible) - German Efromovich./.
President - MARITIMA PETROLEO E ENGENHARIA LTDA (ASSIGNOR)./.
(Signed:) (Illegible) - German Efromovich./.
Director - PETRODRILL SEVEN LTD. (ASSIGNEE)./.
WITNESSES:/.
(Signed:) Victor Archer (Rubber stamp:) Victor Archer - Administrator-Registry 012730-0./.
(Signed:) (Illegible)./.

      (The rubber stamp and the initials of Victor Archer appeared on the first page of the document.)/.

      (An initial appeared on all pages of the documents.)/.
 .-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-.-
(.-THESE BEING) the precise terms and content of the aforementioned document, I hereby set my Hand and Seal on this Translation, performed on November 20, 1998 in this City of Rio de Janeiro, Federative Republic of Brazil.
                            ------------------------

                          /s/ MARCIA BARBOSA SERRA
                              Marcia Barbosa Serra
                             Sworn Public Translator